--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                   CONSOLIDATED ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                   July 31, 1999

Dear Shareholder:

      Since the Trust's last report, interest rates rose sharply as U.S economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, the Federal Reserve's Federal Open Market Committee increased short-term interest rates by 25 basis points in June, citing a concern that inflation might start to accelerate.

    In tandem with the Fed's recent rate tightening, BlackRock has taken a defensive interest rate stance. With the Treasury curve currently pricing in the possibility of another Fed tightening by year-end, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

    This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's annual financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,


/s/Laurence D. Fink                              /s/Ralph L. Schlosstein
-------------------                              -----------------------
Laurence D. Fink                                 Ralph L. Schlosstein
Chairman                                         President

July 31, 1999

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock 2001 Term Trust Inc. ("the Trust") for the fiscal year ended June 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value
(NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BTM" (previously "BLK"). The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about June 30, 2001 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or are issued or guaranteed by the U.S. government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the year:


                                           ------------------------------------------------------------------------
                                                 6/30/99       6/30/98        CHANGE          HIGH           LOW
-------------------------------------------------------------------------------------------------------------------
  STOCK PRICE                                   $9.00         $8.8125           2.13%       $9.25          $8.75
-------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                         $9.39         $9.51            (1.26%)      $9.71          $9.35
-------------------------------------------------------------------------------------------------------------------
  5-YEAR U.S. TREASURY NOTE                      5.65%         5.47%            3.29%        5.91%          4.46%
-------------------------------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      U.S. economic growth generally showed strength during the past twelve months, spurred by investor confidence and three Federal Reserve interest rate cuts in the third quarter of 1998 in response to the global fiscal crisis. In spite of strong domestic economic growth, inflationary forces continue to remain contained; still, the Federal Reserve chose to raise its target for the federal funds rate from 4.75% to 5.00% at its June 1999 meeting. The Fed cited an easing of financial strain, tight labor markets and a firming of foreign economies in the release accompanying the move. Although the committee hinted at a neutral bias going forward, an additional 25-50 basis points of tightening by year-end is possible, as the combination of a strong domestic economy and an improving situation in Europe and Japan may allow for tighter monetary policy.

      Although Treasury yields at the end of the period are at similar levels to a year ago, the past twelve months have witnessed two divergent stories in the Treasury market, as interest rates rallied in the second half of 1998 before dramatically reversing in 1999. The impetus for the interest rate decline was the instability in global markets, particularly Asia and Russia, which caused a flight-to-quality to U.S. Treasury securities. This rally in the Treasury market pushed the yield of the 30-year security to historically low yields and under the 5.00% barrier to a low of 4.72% in October. Since that point, rates have risen over 100 basis points, with the yield of the 30-year Treasury ending the reporting period at 5.83% after eclipsing 6.00% on June 9.

      For the period, spread products such as mortgages and asset-backed securities modestly outperformed Treasuries, although they significantly outperformed year-to-date in 1999 as interest rates have risen. For example, mortgages as measured by the LEHMAN MORTGAGE INDEX posted a 4.01% total return for the one year period ended June 30, 1999 versus a 2.95% total return for the LEHMAN TREASURY INDEX. However, so far in 1999 the LEHMAN MORTGAGE INDEX has returned 0.53% compared to -2.50% for the LEHMAN TREASURY INDEX.

      Despite the recent weakness in Treasury prices, investment grade corporate securities underperformed Treasuries for the reported period. For the annual period, corporates as measured by MERRILL LYNCH U.S. CORPORATE MASTER INDEX returned 1.82%, significantly underperforming the LEHMAN BROTHERS AGGREGATE INDEX'S 3.15%. Corporate profitability continues to be the driving factor of corporate bond performance and profit growth remains under pressure from overseas markets and a strong labor market. Deteriorating fundamentals (four times as many downgrades as upgrades in the first quarter according to S&P) combined with weakening profit growth and increased issuance will continue to pressure the corporate market. Investor appetite for credit and liquidity risk remains suppressed after last years volatility. We anticipate new supply to start to taper off early in the fourth quarter and relieve some of the pressure that investment grade corporates have been experiencing.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following charts compare the Trust's current and June 30, 1998 asset composition and credit rating.


--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
--------------------------------------------------------------------------------
   COMPOSITION                                 JUNE 30, 1999    JUNE 30, 1998
--------------------------------------------------------------------------------
   U.S. Treasury Securities                         25%             16%
--------------------------------------------------------------------------------
   Corporate Bonds                                  20%             19%
--------------------------------------------------------------------------------
   Mortgage Pass-Throughs                           15%              8%
--------------------------------------------------------------------------------
   Zero Coupon Bonds                                12%             17%
--------------------------------------------------------------------------------
   Asset-Backed Securities                           7%              9%
--------------------------------------------------------------------------------
   Money Market Instruments                          6%              7%
--------------------------------------------------------------------------------
   Interest-Only Mortgage-Backed Securities          4%              2%
--------------------------------------------------------------------------------
   Principal-Only Mortgage-Backed Securities         3%              6%
--------------------------------------------------------------------------------
   Commercial Mortgage-Backed Securities             3%              5%
--------------------------------------------------------------------------------
   Agency Multiple Class Mortgage Pass-Throughs      2%              8%
--------------------------------------------------------------------------------
   Municipal Bonds                                   2%              2%
--------------------------------------------------------------------------------
   Adjustable Rate Mortgages                         1%              1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             RATING % OF CORPORATES
--------------------------------------------------------------------------------
             CREDIT RATING                 JUNE 30, 1999   JUNE 30, 1998
--------------------------------------------------------------------------------
           AAA or equivalent                     1%              2%
--------------------------------------------------------------------------------
           AA or equivalent                     20%             14%
--------------------------------------------------------------------------------
            A or equivalent                     39%             62%
--------------------------------------------------------------------------------
           BBB or equivalent                    37%             22%
--------------------------------------------------------------------------------
                  N/R                            3%              --
--------------------------------------------------------------------------------

      In accordance with the Trust's primary investment objective of returning the initial offering price upon maturity, the Trust's portfolio management activity focused on adding bonds with maturity dates approximating the Trust's termination date of June 30, 2001. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date. During the reporting period, the most significant additions have been in the Treasury and corporate bond sector. To finance these purchases, the Trust sold asset-backed securities, mortgage-backed securities and principal-only securities, as their maturity dates may extend past the Trust's termination date in a rising interest rate environment. The Trust sold these securities to increase liquidity in the Trust. The Trust will take advantage of this increased liquidity to participate in the new issue market for corporates and asset-backed securities, which are offering attractive yields relative to existing bonds.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock 2001 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report. You can also reach us via e-mail at CLOSEDEND_FUNDS@BLACKROCK.COM

Sincerely,


/s/Robert S. Kapito                        /s/Michael P. Lustig
-------------------                        --------------------
Robert S. Kapito                           Michael P. Lustig
Vice Chairman and                          Director and
  Portfolio Manager                          Portfolio Manager
BlackRock Financial Management, Inc.       BlackRock Financial Management, Inc.



--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                BTM
--------------------------------------------------------------------------------
   Initial Offering Date:                                        July 23, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/99:                                $9.00
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/99:                                    $9.39
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/99 ($9.00)1:               4.44%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                          $0.0333
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                       $0.40
--------------------------------------------------------------------------------


----------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                      CONSOLIDATED PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*    AMOUNT                                                   VALUE
(UNAUDITED)  (000)                  DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--131.5%
          MORTGAGE PASS-THROUGHS--19.2%
                        Federal Home Loan Mortgage Corp.,
         $  2,912         6.125%, 11/25/03, Multifamily .......  $    2,848,736
           22,741         6.50%, 9/1/25 - 7/1/29 ..............      21,952,052
              395         7.50%, 7/1/13 - 10/1/13 .............         398,985
            7,855         8.144%, 12/1/01, 7 Year
                           Multifamily ........................       7,845,280
            5,479         8.50%, 2/1/08 .......................       5,672,825
                        Federal National Mortgage
                          Association,
          152,870+        6.50%, 6/1/23 - 6/1/29 ..............     147,315,647
           21,042++       7.00%, 10/1/22 - 11/1/28 ............      20,803,436
            7,000         7.00%, (TBA) ........................       6,949,687
            5,044         7.50%, 9/1/07 - 7/1/23 ..............       5,073,803
           10,170         7.695%, 5/1/01, 7 Year
                           Multifamily ........................      10,252,957
           11,090         7.79%, 2/1/01, 7 Year
                           Multifamily ........................      11,186,584
            3,720         8.00%, 3/1/01, 7 Year
                           Multifamily ........................        3,759,899
            4,036         8.50%, 11/1/03 - 9/1/10,
                           Multifamily ........................        4,208,656
            2,400         8.69%, 4/1/01, 7 Year
                           Multifamily ........................        2,470,623
                        Government National
                          Mortgage Association,
            4,961         8.00%, 1/15/23 - 6/15/24 ............       5,102,538
                                                                 --------------
                                                                    255,841,708
                                                                 --------------
                        MULTIPLE CLASS MORTGAGE
                         PASS-THROUGHS--4.4%
  AAA         233       Collateralized Mortgage
                          Securities Corp.,
                          Ser. F, Class F-4-A, 11/1/15 ........         241,908
                        Federal Home Loan Mortgage Corp.,
                          Multiclass Mortgage
                          Participation Certificates,
                3         Ser. 1360, Class 1360-PT,
                           12/15/17 (ARM) .....................             305
               46         Ser. 1512, Class 1512-LA,
                           5/15/08 (ARM) ......................          44,587
              314         Ser. 1563, Class 1563-S,
                           10/15/07 (ARM) .....................         319,389
              396         Ser. 1563, Class 1563-SB,
                           8/15/08 (ARM) ......................         392,330
            1,733         Ser. 1592, Class 1592-NE,
                           12/15/22 (ARM) .....................       1,419,023
            1,066         Ser. 1606, Class 1606-SB,
                           11/15/08 (ARM) .....................       1,079,271
            2,800         Ser. 1617, Class 1617-EB,
                           9/15/23 (ARM) ......................       2,662,334
              142         Ser. 1663, Class 1663-A,
                           7/15/23 ............................         138,802
            3,342         Ser. 1671, Class 1671-KB,
                           2/15/24 (ARM) ......................       3,334,359
              485         Ser. 1686, Class 1686-PK,
                           4/15/23 ............................         478,915
            4,855         Ser. 1990, Class 1990-B,
                           9/15/24 ............................       4,934,722
            2,986         Ser. 1944, Class 1944-HA,
                           1/15/25 ............................       3,059,398
                        Federal National Mortgage Association,
                          REMIC Pass-Through Certificates,
            1,617         Trust 269, Class 269-1,
                           8/1/22 .............................       1,713,062
            5,561         Trust 1990-144, Class 144-W,
                           12/25/20 ...........................       5,842,355
           11,850         Trust 1992-43, Class 43-E,
                           4/25/22 ............................       1,956,829
            1,500         Trust 1993-G17, Class G17-SH,
                           4/25/23 (ARM) ......................       1,280,280
            2,050         Trust 1993-71, Class 71-PG,
                           7/25/07 ............................       2,048,873
              324         Trust 1993-99, Class 99-SB,
                           7/25/23 (ARM) ......................         326,900
              266         Trust 1993-117, Class 117-S,
                           7/25/08 (ARM) ......................         257,940
            2,361         Trust 1993-178, Class 178-SC,
                           9/25/23 (ARM) ......................       2,354,306
            2,752         Trust 1993-196, Class 196-SM,
                           10/25/08 (ARM) .....................       2,457,162
            1,831         Trust 1993-214, Class 214-SO,
                           12/25/08 (ARM) .....................       1,797,261
              846         Trust 1994-42, Class 42-SM,
                           1/25/24 (ARM) ......................         842,874
            7,081         Trust 1996-T6, Class T6-C,
                           2/26/01 ............................       7,087,502
            1,902         Trust 1996-T6, Class T6-D,
                           2/26/01 ............................       1,904,252
                                                                 --------------
                                                                     57,974,939
                                                                 --------------
                        INTEREST ONLY MORTGAGE-BACKED
                         SECURITIES--5.0%
AAA            22       Collateralized Mortgage Securities Corp.,
                          Ser. 1991-9, Class M,
                           11/20/21 ...........................         324,253
AAA       124,576       Credit Suisse First Boston
                          Mortgage Securities Corp.,
                          Ser. 1997-C1, Class AX,
                          6/20/29** ...........................      11,314,263
                        Federal Home Loan Mortgage Corp.,
                          Multiclass Mortgage
                          Participation Certificates,
            9,369         Ser. G-3, Class G-3-S,
                           4/25/19 ............................         260,446



See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*    AMOUNT                                                   VALUE
(UNAUDITED)  (000)                  DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                        INTEREST ONLY MORTGAGE-BACKED
                         SECURITIES--(CONT'D)
          $ 1,246         Ser. G-29, Class G-29-IA,
                           6/25/20 ............................       $ 102,579
           10,373         Ser. G-30, Class G-30-J,
                           2/25/23 ............................       1,453,133
            7,817          Ser. G-32, Class G-32-PT,
                            2/25/19 ...........................         761,547
            1,954         Ser. G-32, Class G-32-TT,
                           2/15/19 ............................         125,827
               37         Ser. 113, Class 113-N,
                           5/15/21 ............................       1,100,583
                7         Ser. 1125, Class 1125-F,
                           8/15/21 ............................         182,932
               15         Ser. 1185, Class 1185-C,
                          12/15/06 ............................         197,530
               17         Ser. 1283, Class 1283-X,
                           6/15/22 ............................         464,551
               27         Ser. 1378, Class 1378-DA,
                           1/15/18 ............................          94,404
               16         Ser. 1388, Class 1388-G,
                           5/15/06 ............................         221,005
               16         Ser. 1404, Class 1404-E,
                           1/15/06 ............................         126,399
            5,713         Ser. 1422, Class 1422-IB,
                           11/15/07 ...........................         734,284
            3,861         Ser. 1506, Class 1506-SA,
                           1/15/05 ............................           9,692
           11,822         Ser. 1605, Class 1605-S,
                           8/15/06 ............................         201,567
           10,507         Ser. 1621, Class 1621-SJ,
                           10/15/20 ...........................         298,618
           12,537         Ser. 1640, Class 1640-SD,
                           12/15/00 ...........................          97,789
            5,416         Ser. 1849, Class 1849-EL,
                           12/15/08 ...........................         614,775
            3,039         Ser. 1950, Class 1950-SA,
                           10/15/22 ...........................           4,346
           35,948         Ser. 1954, Class 1954-MD,
                           3/15/16 ............................       3,410,727
              313         Ser. 1970, Class 1970-PN,
                           6/15/15 ............................           2,225
           30,859         Ser. 2056, Class 2056-IB,
                           4/15/21 ............................       3,490,924
                        Federal National Mortgage Association,
                          REMIC Pass-Through Certificates,
                9         Trust 1990-76, Class 76-N,
                           7/25/20 ............................          22,784
                5         Trust 1991-29, Class 29-J,
                           4/25/21 ............................         170,458
               15         Trust 1991-80, Class 80-Q,
                           7/25/21 ............................         426,656
               14         Trust 1991-G46, Class G46-K,
                           12/25/09 ...........................         304,681
            8,160         Trust 1992-G45, Class G45-2,
                           8/25/22 ............................       1,347,662
               21         Trust 1992-5, Class 5-E,
                           1/25/22 ............................         583,618
               13         Trust 1992-18, Class 18-JA,
                           11/25/05 ...........................         404,580
           29,545         Trust 1993-G31, Class G31-PS,
                           8/25/18 ............................         672,732
            2,329         Trust 1993-68, Class 68-PJ,
                           11/25/06 ...........................         137,007
           11,868         Trust 1993-82, Class 82-SA,
                           5/25/23 ............................         418,107
            4,657         Trust 1993-141, Class 141-PW,
                           6/25/18 ............................         306,810
           38,722         Trust 1993-202, Class 202-SL,
                           11/25/23 ...........................       1,630,196
           15,281         Trust 1993-240, Class 240-PS,
                           9/25/12 ............................         341,534
            7,300         Trust 1996-24, Class 24-SB,
                           10/25/08 ...........................       1,605,927
            9,471         Trust 1996-40,  Class 40-SG,
                           3/25/09 ............................       2,132,594
            1,785         Trust 1996-54, Class 54-SM,
                           9/25/23 ............................         349,251
           54,254         Trust 1997-35, Class 35-SB,
                           3/25/09 ............................       1,335,149
            5,705         Trust 1997-37, Class 37-SX,
                           8/18/18 ............................          20,848
           23,700         Trust 1997-50, Class 50-HK,
                           8/25/27 ............................       7,742,309
                        Government National Mortgage
                          Association,
            5,031         Trust 1994-1, Class 1-PL,
                          6/16/24 .............................         830,130
  AAA       3,346       Merrill Lynch Trust,
                          Ser. 43, Class F, 8/27/15 ...........         217,510
  Aaa      48,039       Merrill Lynch Mortgage Investments,
                          Ser. 1998-C2, Class C-2,
                          2/15/30 .............................       3,627,779
  AAA      67,350       Merrill Lynch Mortgage Investors Inc.,
                          Ser. 1997-C2, Class IO,
                          12/10/29 ............................       4,604,850
                        Morgan Stanley Capital Inc.,
  AAA      99,687         Ser. 1998-WF2, Class X
                          4/15/23 .............................       4,302,854
  AAA     113,661         Ser. 1998-HF1 Class X,
                          2/15/18 .............................       6,813,427
                                                                 --------------
                                                                     65,943,852
                                                                 --------------
                        PRINCIPAL ONLY MORTGAGE-BACKED
                         SECURITIES--3.7%
                        Federal Home Loan Mortgage Corp.,
                          Multiclass Mortgage
                          Participation Certificates,
              447         Ser. 1338, Class 1338-Q,
                           8/15/07 ............................         389,298
                        Federal Home Loan Mortgage Corp.,
                          Multiclass Mortgage Participation
                          Certificates,
            5,232         Ser. 1662, Class 1662-PO,
                           1/15/09 ............................       4,200,021


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*    AMOUNT                                                   VALUE
(UNAUDITED)  (000)                  DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                        PRINCIPAL ONLY MORTGAGE-BACKED
                         SECURITIES--(CONT'D)
            $ 422         Ser. 1664,  Class 1664-C,
                           11/15/23 ...........................       $ 412,543
            2,313         Ser. 1721, Class 1721-OC,
                           5/15/24 ............................       1,325,370
            3,895         Ser. 1870, Class 1870-PA,
                           8/15/01 ............................       3,665,324
                        Federal National Mortgage Association,
                          REMIC Pass-Through Certificates,
            1,907         Trust 3, Class 1, 2/1/17 ............       1,565,100
            1,823         Trust 5, Class 1, 9/1/07 ............       1,533,763
              767         Trust 60, Class 1, 1/1/19 ...........         621,543
              257         Trust 1991-G44, Class G44-H,
                           11/25/21 ...........................         246,150
              420         Trust  1991-167, Class 167-B,
                           10/25/17 ...........................         331,267
            2,322         Trust 1993-48, Class 48-B,
                           4/25/08 ............................       1,973,358
              465         Trust 1993-151, Class 151-E,
                           5/25/23 ............................         431,475
           13,272         Trust 1993-257, Class 257-A,
                           6/25/23 ............................      12,514,264
            8,332         Trust 1994-8, Class 8-G,
                           11/25/23 ...........................       7,450,412
            4,703         Trust 1994-53, Class 53-EA,
                           11/25/23 ...........................       4,130,240
            5,027         Trust 1994-54, Class 54-B,
                           11/25/23 ...........................       4,777,555
           19,261         Trust 1998-3, Class 3-SC,
                           2/18/28 ............................         261,826
            3,220         Trust 1998-38, Class 38-S,
                           1/18/12 ............................       3,333,189
                                                                 --------------
                                                                     49,162,698
                                                                 --------------
                        COMMERCIAL MORTGAGE-BACKED
                         SECURITIES--3.2%
  BBB       4,150       CBA Mortgage Corp.,
                          Ser. 1993-C1, Class D,
                          6.67%, 12/25/03 .....................       4,053,621
  AA+       2,256       Central Life Assurance Co.,
                          Ser. 1994-1, Class A2, 8.90%,
                          11/1/20 .............................       2,285,066
  AAA       5,200       PaineWebber Mortgage
                          Acceptance Corp.,
                          Ser. 1995-M1, Class A, 6.70%,
                          1/15/07** ...........................       5,215,561
                        Resolution Trust Corp.,
  AA        8,050         Ser. 1994-C1, Class C, 8.00%,
                          6/25/26 .............................       8,050,000
  A         5,462         Ser. 1994-C2, Class D, 8.00%,
                          4/25/25 .............................       5,432,749
  AA        4,315       Salomon Brothers Mortgage
                          Securities Corp.,
                          Ser. 1997-TZH, Class A1, 7.15%,
                          3/25/25 ** ..........................       4,383,619
  AAA      12,800       Structured Asset Securities Corp.,
                          Ser. 1996-CFL, Class B, 6.303%,
                          2/25/28 .............................      12,883,944
                                                                 --------------
                                                                     42,304,560
                                                                 --------------
                        ASSET-BACKED SECURITIES--9.6%
  NR        2,208       Amresco Securitized Interest,
                          Ser. 1996-1, Class A, 8.10%,
                          4/26/26** ...........................       2,119,548
  Aaa      22,286       Brazos Student Financial Corp.,
                          Ser. 1998-A, Class A1, 5.78%,
                          6/1/06 ..............................      22,233,908
                        Broad Index Secured Trust Offering,
  NR       10,000         Ser. 1998-4, Class 9,
                          6.924%, 9/9/01 ......................       9,957,000
  Baa2     10,000         Ser. 1998-10, Class 10,
                          6.58%, 3/26/01** ....................       9,834,687
  AAA       9,036       Chase Manhattan Grantor Trust,
                          Ser. 1996-B, Class A, 6.61%,
                          9/15/02 .............................       9,075,792
  AAA      35,000@      Citibank Credit Card,
                          Ser. 1996-1, Class A, zero coupon,
                          2/7/03 ..............................      31,806,250
  NR        5,905       Global Rated Eligible Asset Trust,
                          Ser. 1998-1, Class A, 7.33%,
                          9/15/07**/*** .......................       3,217,522
  AAA         787       NationsBank Auto Grantor Trust,
                          Ser. 1995-A,  Class A, 5.85%,
                          6/15/02 .............................         787,640
  A        10,000       Newcourt Equipment Trust,
                          Ser. 1998-1, Class B, 5.97%,
                          4/20/05 .............................       9,946,559
  AA       14,426       Pegasus Aviation Lease Securitization,
                          Ser. 1999-1A,  Class A1, 6.30%,
                          3/25/29** ...........................      14,101,794
  AAA       5,750       Standard Credit Card Master Trust,
                          Ser. 1995-3, Class A,
                          7.85%, 2/7/02 .......................       5,852,556
                        Structured Mortgage Asset
                          Residential Trust,***
  NR        9,989         Ser. 1997-2, Class E, 8.24%,
                          3/15/06** ...........................       4,779,870
  NR       11,016         Ser. 1997-3, 8.57%,
                          4/15/06** ...........................       4,900,007
                                                                 --------------
                                                                    128,613,133
                                                                 --------------
                        U.S GOVERNMENT AND AGENCY
                         SECURITIES--33.2%
           25,000       Federal Home Loan Bank,
                          5.075%, 4/28/00 .....................      24,906,250
           25,000       Federal National Mortgage Association
                          5.00%, 5/4/00 .......................      24,903,750
                        U.S. Treasury Bonds,
           72,835++       3.625%, 4/15/28, (TIPS) .............      68,726,038
           10,000         5.25%, 11/15/28-2/15/29 .............       8,864,100
           35,000         6.125%, 11/15/27 ....................      34,764,800
                        U.S. Treasury Notes,
          100,000++       4.25%, 11/15/02 .....................      94,422,000
          150,000++       4.50%, 9/30/00 ......................     148,359,000
            3,050         5.375%, 1/31/00 .....................       3,055,704
            4,180         5.75%, 9/30/99 ......................       4,188,484
           30,000++       6.50%, 10/15/06 .....................      30,975,000
                                                                 --------------
                                                                    443,165,126
                                                                 --------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*    AMOUNT                                                   VALUE
(UNAUDITED)  (000)                  DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                        ZERO COUPON BONDS--16.2%
                        Government Trust Certificates
         $ 35,925         Ser. 1-D, 11/15/00 ..................    $ 33,301,397
           34,630         Ser. 2-F, 11/15/00 ..................      32,100,971
                        U.S. Treasury Receipt,
          159,000++       5/15/01 .............................     143,562,690
            7,600         8/15/00 .............................       7,167,484
                                                                 --------------
                                                                    216,132,542
                                                                 --------------
                        TAXABLE MUNICIPAL BONDS--2.4%
  AAA       1,000       Kern County California Pension
                          Obligation,
                          6.27%, 8/15/01** ....................       1,005,000
  AAA       2,035       Long Beach California Pension
                          Obligation,
                          6.45%, 9/1/01 .......................       2,052,623
  AAA       6,000       Los Angeles County California
                          Pension Obligation,
                          Ser. D, 6.38%, 6/30/01 ..............       6,040,860
  NR        5,735       Massachusetts Housing Fin. Agency,
                          1991-B, 6.85%, 10/1/20 ..............       5,192,698
                        New York City G.O.,
  A-        5,000         Ser. I, 6.40%, 3/15/01 ..............       5,012,100
  A-        5,000         Ser. I, 7.24%, 4/15/01 ..............       5,082,100
  BBB+      1,000       New York State Environmental
                          Facility Auth.,
                          Ser. A, 6.62%, 3/15/01 ..............       1,003,510
  BBB+      3,345       New York State Housing
                          Finance Agency,
                          Ser. B, 7.14%, 3/15/02 ..............       3,406,314
  BBB+      2,000       New York State Urban
                          Developement Corp.,
                          Ser. B, 6.90%, 4/1/01 ...............       2,016,240
  AA        1,000       St. Josephs Health Systems California,
                          Ser. A, 7.02%, 7/1/01 ...............       1,016,210
                                                                 --------------
                                                                     31,827,655
                                                                 --------------
                        CORPORATE BONDS--26.6%
                        FINANCE & BANKING--15.9%
  A3        1,300@      Amsouth Bancorp.,
                          6.75%, 11/1/25 ......................       1,285,999
  A-        5,000       Aristar Inc.,
                          7.25%, 6/15/01 ......................       5,071,300
                        Associates Corp.,
  AA-       5,000         6.68%, 7/25/00                              5,036,450
  AA-       5,000         7.46%, 3/28/00 ......................       5,058,100
  BBB+     10,000       AT&T Corp,
                          5.74%, 6/30/01 ......................       9,769,500
  Baa2      9,000       Capital One Bank,
                          6.26%, 5/7/01 .......................       8,933,760
  A-       15,000       Donaldson, Lufkin & Jenrette,
                          5.63%, 2/15/16 ......................       4,861,850
  BBB-     10,000       Franchise Finance Corp.,
                          7.00%, 11/30/00 .....................       9,955,200
  A+        6,750       Goldman Sachs Group LP,
                          6.20%, 12/15/00** ...................       6,737,310
  A3        5,000       Great Western,
                          6.38%, 7/1/00 .......................       5,015,450
  A         4,000       Household Financial Corp.,
                          7.45%, 4/1/00 .......................       4,030,520
                        Lehman Brothers Holdings Inc.,
  A         8,000         6.75%, 9/24/01 ......................       7,986,962
  A        10,000         7.25%, 4/15/03 ......................      10,035,752
  A1        5,700       Meridian Bancorp Inc.,
                          6.63%, 6/15/00 ......................       5,742,655
  AA-      10,715       Merrill Lynch & Co., Inc.,
                          5.75%, 11/02/02 .....................      10,496,317
  Aa3       3,800       Morgan Stanley Inc.,
                          5.75%, 2/15/01 ......................       3,777,846
  Aa2      10,000       NationsBank Corp.,
                          7.00%, 9/15/01 ......................      10,152,500
  BBB+     10,000       PaineWebber Group Inc.,
                          5.81%, 6/8/01 .......................       9,831,250
  A3       10,000       Popular Inc.,
                          6.20%, 4/30/01 ......................       9,905,300
  A+        5,000       Prudential Funding Corp.,
                          6.00%, 5/11/01** ....................       4,963,450
  BBB+      6,590       Ryder Systems Inc.,
                          9.25%, 5/15/01 ......................       6,891,209
                        Salomon, Smith Barney Holdings Inc.
  Aa3      13,000         5.88%, 2/1/01 .......................      12,930,190
  Aa3      12,500         6.63%, 11/30/00 .....................      12,586,625
  Aa3       3,600         7.00%, 5/15/00 ......................       3,636,216
  Aa3       1,925       Security Pacific Corp.,
                          11.00%, 3/1/01 ......................       2,068,855
  A-       15,000       Transamerica Finance Corp.,
                          6.75%, 6/1/00 .......................      15,099,150
  Baa2      5,500       Trinet Corporate Realty Trust,
                          7.30%, 5/15/01 ......................       5,453,195
  A2        5,000       Union Planters National Bank,
                          6.76%, 10/30/01 .....................       5,028,750
                                                                 --------------
                                                                    212,341,661
                                                                 --------------
                        INDUSTRIALS--3.7%
  BBB      10,000       Amerco Inc.,
                          7.49%, 9/18/01 ......................      10,166,800
  BBB+      7,500       Erac USA Finance Co.,
                          7.00%, 6/15/00** ....................       7,548,612
  A1       10,000       Ford Motor Credit Co.,
                          6.18%, 12/27/01 .....................       9,980,400
  A-        2,505       ICI Wilmington Inc.,
                          8.75%, 5/1/01 .......................       2,591,798
  A2          911       Kern River Funding Corp.,
                          6.42%, 3/31/01 ......................         911,787
                        Sears Roebuck & Co.,
  A2        4,250         6.50%, 6/15/00 ......................       4,271,675
  A2        5,000         7.29%, 4/24/00 ......................       5,049,200
  Baa1      3,500       Tenneco Credit Corp.,
                          8.08%, 10/1/02 ......................       3,599,995
  BBB+      4,550       WMX Technologies Inc.,
                          7.13%, 6/15/01 ......................       4,605,374
                                                                 --------------
                                                                     48,725,641
                                                                 --------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*    AMOUNT                                                   VALUE
(UNAUDITED)  (000)                  DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                        UTILITIES--1.1%
  BBB+    $ 9,000       Pacificorp Holdings Inc.,
                          6.75%, 4/1/01** .....................  $    9,047,700
  BBB+      5,000       Potomac Capital Investment Corp.,
                          6.73%, 8/9/00** .....................       5,003,550
                                                                 --------------
                                                                     14,051,250
                                                                 --------------
                        YANKEE--5.9%
                        African Development Bank,
  Aa1       5,000         7.75%, 12/15/01 .....................       5,182,400
  Aaa       3,350         8.63%, 5/1/01 .......................       3,478,235
  NR       12,059       Banamex Remittance Master Trust,
                          Ser. 1996, 7.57%, 1/01/01** .........      12,036,284
  BBB-     15,000       Empresa Electric Guacolda,
                          7.60%, 4/30/01** ....................      14,250,450
  A+       18,000       Quebec (Province of),
                          9.13%, 8/22/01 ......................      18,922,500
  BBB-      3,000       Republic of Colombia,
                          8.00%, 6/14/01 ......................       2,910,000
  BBB-     12,000       Transpatadora de Gas,
                          10.25%, 4/25/01 .....................      12,060,000
  BBB-     10,000       Telecom Argentina Structure France,
                          9.75%, 7/12/01** ....................       9,987,500
                                                                 --------------
                                                                     78,827,369
                                                                 --------------
                        Total corporate bonds                       353,945,921
                                                                 --------------
                        STRIPPED MONEY MARKET
                        INSTRUMENTS--8.0%
           65,000       Aim Prime Money Market Portfolio,
                          1/2/01 ..............................      59,923,370
           50,000       Goldman Sachs Money Market,
                          1/2/01 ..............................      46,081,700
                                                                 --------------
                                                                    106,005,070
                                                                 --------------
       NOTIONAL
        AMOUNT
         (000)
       ---------

                        CALL OPTIONS PURCHASED--0.0%
                        Interest Rate Swap,
          200,000        5.60% over 3-month
                        LIBOR, expires 8/7/00 .................       1,072,620
          103,000        5.85% over 3-month LIBOR,
                          expires 8/7/00 ......................         853,793
                                                                 --------------
                                                                      1,926,413
                                                                 --------------

                        Total long-term investments
                         (cost $1,776,862,302) ................   1,752,843,617
                                                                 --------------
            PRINCIPAL
             AMOUNT
              (000)
            ---------
                        SHORT-TERM INVESTMENTS--7.9%
                        COMMERCIAL PAPER--0.8%
                         Williams Holdings of Delaware, Inc.,
           10,000          5.15%, 7/6/99 ......................       9,992,847
                                                                 --------------

                        DISCOUNT NOTES--6.7%
           51,820       Federal Home Loan Mortgage Corp.,
                          4.60%, 7/1/99 .......................      51,820,000
           38,000       Federal National Mortgage Association,
                          5.03%, 8/3/99 .......................      37,824,788
                                                                 --------------
                                                                     89,644,788
                                                                 --------------
                        REPURCHASE AGREEMENT--0.4%
        5,971           State Street Bank & Trust,
                          4.60%, dated 6/30/99,
                          due 7/1/99 in the amount of
                          $5,971,447 (cost $5,970,684)
                          collateralized by $5,975,000
                          U.S. Treasury Note,  6.5% due
                          5/31/01 value including accrued
                          interest ............................       5,970,684
                                                                 --------------

                        Total short-term investments
                          (cost $105,608,319) .................     105,608,319
                                                                 --------------

                        Total investments before call option
                          written and investment sold short
                          (cost $1,882,470,621) ...............   1,858,451,936
                                                                 --------------

            NOTIONAL
             AMOUNT
              (000)
            ---------

                        CALL OPTION WRITTEN--0.0%
         (320,000)        Interest Rate Swap,
                          3 month LIBOR over 5.25%,
                          expires 8/10/99
                          (premium received $1,960,000) .......            (704)
                                                                 --------------

            PRINCIPAL
             AMOUNT
              (000)
            ---------

                        INVESTMENT SOLD SHORT--(5.0)%
          (74,000)      US Treasury Bonds,
                          5.25%, 2/15/29
                          (proceeds received
                          $65,534,063) ........................     (66,484,560)
                                                                 --------------

                        Total investments, net of call
                        option written and investment
                        sold short--134.4%
                          (cost $1,814,976,558) ...............   1,791,966,672
                        Liabilities in excess of other
                          assets --(34.4)% ....................    (458,834,440)
                                                                 --------------
                        NET ASSETS--100% ......................  $1,333,132,232
                                                                 ==============

----------
    * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
   ** Private placements restricted as to resale.
  *** Illiquid securities representing 0.69% of portfolio assets.
    + (Partial) principal amount pledged as collateral for reverse repurchase agreements.
   ++ Entire principal amount pledged as collateral for reverse repurchase agreements.
    @ Entire principal amount pledged as collateral for futures transactions.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
     ARM    Adjustable Rate Mortgage.
     G.O.   General Obligation
     LIBOR  London InterBank Offer Rate.
     REMIC  Real Estate Mortgage Investment Conduit.
     TBA    To be allocated
     TIPS   Treasury Inflation Protected Security
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at value
(cost $1,882,470,621) (Note 1) ...........................      $ 1,858,451,936
Cash .....................................................                2,679
Deposits with brokers as collateral
  for investments sold short (Note 1) ....................           67,062,500
Interest receivable ......................................           15,556,219
Receivable for investments sold ..........................              991,926
Unrealized appreciation on interest rate swaps
(Notes 1 & 3) ............................................               87,453
Other assets .............................................              674,608
                                                                ---------------
                                                                  1,942,827,321
                                                                ---------------

LIABILITIES
Reverse repurchase agreements (Note 4) ...................          482,594,346
Investments sold short, at value
(proceeds $65,534,063) (Note 1) ..........................           66,484,560
Payable for investments purchased ........................           57,419,332
Due to broker-variation margin ...........................            1,220,171
Interest rate caps, at value
(amortized premium $127,498) (Note 1) ....................              802,647
Investment advisory fee payable (Note 2) .................              439,345
Dividends payable ........................................              250,206
Administration fee payable (Note 2) ......................              109,836
Call option written, at value
(premium received $1,960,000) (Note 1) ...................                  704
Other accrued expenses ...................................              373,942
                                                                ---------------
                                                                    609,695,089
                                                                ---------------
                                                                $ 1,333,132,232
                                                                ===============

                                   NET ASSETS

Net assets were comprised of:
  Common stock, at par (Note 5) ..........................      $     1,420,106
  Paid-in capital in excess of par .......................        1,335,382,179
                                                                ---------------
                                                                  1,336,802,285
  Undistributed net investment income ....................           98,497,981
  Accumulated net realized loss ..........................          (76,567,496)
  Net unrealized depreciation ............................          (25,600,538)
                                                                ---------------
  Net assets, June 30, 1999 ..............................      $ 1,333,132,232
                                                                ===============

Net asset value per share:
  ($1,333,132,232 / 142,010,583 shares of
  common stock issued and outstanding) ...................                $9.39
                                                                          =====

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of discount amortization
    of  $484,472 and interest expense
    of $19,796,788) ......................................         $ 86,628,391
                                                                   ------------
Operating expenses
  Investment advisory ....................................            5,441,501
  Administration .........................................            1,360,375
  Custodian ..............................................              310,000
  Reports to shareholders ................................              200,000
  Audit ..................................................              115,500
  Transfer agent .........................................              109,500
  Directors ..............................................               73,500
  Legal ..................................................               33,000
  Miscellaneous ..........................................              477,102
                                                                   ------------
    Total operating expenses .............................            8,120,478
                                                                   ------------
  Net investment income
   before excise tax .....................................           78,507,913
    Excise tax ...........................................            2,807,679
                                                                   ------------
  Net investment income ..................................           75,700,234
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ............................................            1,063,310
  Short sales ............................................           (3,222,490)
  Options ................................................            3,764,175
  Swaps ..................................................              191,185
  Futures ................................................           (4,892,639)
                                                                   ------------
                                                                     (3,096,459)
                                                                   ------------

Net change in unrealized appreciation
  (depreciation) on:
Investments ..............................................          (35,060,897)
  Short sales ............................................             (950,497)
  Options written ........................................              766,760
  Interest rate caps .....................................            1,181,103
  Swaps ..................................................              978,236
  Futures ................................................             (799,288)
                                                                   ------------
                                                                    (33,884,583)
                                                                   ------------
Net loss on investments ..................................          (36,981,042)
                                                                   ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ................................         $ 38,719,192
                                                                   ============

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------


RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  USED FOR OPERATING ACTIVITIES

Net increase in net assets resulting from
operations ................................................       $  38,719,192
                                                                  -------------
Increase in investments ...................................        (440,901,376)
Net realized loss .........................................           3,096,459
Decrease in unrealized appreciation .......................          33,884,583
Increase in unrealized appreciation on
interest rate swaps .......................................            (978,236)
Increase in interest receivable ...........................          (3,085,336)
Decrease in receivable for investments sold ...............           1,191,543
Increase in deposits with brokers .........................         (65,697,500)
Increase in other assets ..................................            (592,779)
Increase in payable for investments purchased .............          35,015,748
Decrease in written options ...............................          (2,908,017)
Decrease in interest rate caps ............................          (2,344,013)
Increase in payable for investments sold short ............          66,484,560
Increase in broker-variation margin .......................             783,397
Decrease in dividends payable .............................             (77,333)
Decrease in accrued expenses and other
liabilities ...............................................            (171,869)
                                                                  -------------
  Total adjustments .......................................        (376,300,169)
                                                                  -------------

NET CASH FLOWS USED FOR OPERATING
ACTIVITIES ................................................       $(337,580,977)
                                                                  =============

INCREASE (DECREASE) IN CASH
Net cash flows used for operating
activities ................................................       $(337,580,977)
                                                                  -------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ...............         394,117,971
  Cash dividends paid .....................................         (56,746,965)
                                                                  -------------
Net cash flows provided by financing
activities ................................................         337,371,006
                                                                  -------------
Net decrease in cash ......................................            (209,971)
Cash at beginning of year .................................             212,650
                                                                  -------------
Cash at end of year .......................................       $       2,679
                                                                  =============


--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS FOR THE YEARS ENDED
--------------------------------------------------------------------------------
                                               JUNE 30,            JUNE 30,
                                                 1999               1998
                                              ----------          ---------

INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income ..............     $    75,700,234      $    79,169,447
  Net realized loss on
    investments ......................          (3,096,459)         (11,277,607)
  Net change in unrealized
    appreciation/(depreciation)
    on investments ...................         (33,884,583)          47,130,742
                                           ---------------      ---------------
Net increase
in net assets resulting
from operations ......................          38,719,192          115,022,582
Dividends from net
investment income ....................         (56,746,965)         (56,747,022)
                                           ---------------      ---------------
Total increase  (decrease) ...........         (18,027,773)          58,275,560

NET ASSETS
Beginning of year ....................       1,351,160,005        1,292,884,445
                                           ---------------      ---------------
End of year ..........................     $ 1,333,132,232      $ 1,351,160,005
                                           ===============      ===============



                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                        YEAR ENDED JUNE 30,
                                                                   -----------------------------------------------------------------
                                                                     1999          1998          1997        1996         1995
                                                                     ----          ----          ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ........................        $   9.51      $   9.10      $   8.68      $   8.72      $   8.32
                                                                   --------      --------      --------      --------      --------
  Net investment income (net of
    interest expense of $0.14,
    $0.21, $0.25, $0.22 and $0.27, respectively) ..........            0.54          0.56          0.62          0.58          0.61
  Net realized and unrealized gain (loss) .................           (0.26)         0.25          0.20         (0.17)         0.42
                                                                   --------      --------      --------      --------      --------
Net increase from investment operations ...................            0.28          0.81          0.82          0.41          1.03
                                                                   --------      --------      --------      --------      --------
Dividends from net investment income ......................           (0.40)        (0.40)        (0.40)        (0.45)        (0.63)
                                                                   --------      --------      --------      --------      --------
Net asset value, end of year* .............................        $   9.39      $   9.51      $   9.10      $   8.68      $   8.72
                                                                   ========      ========      ========      ========      ========
Market value, end of year* ................................        $   9.00      $   8.81      $   8.13      $   7.63      $   7.50
                                                                   ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN+ ..................................            6.72%        13.59%        12.07%         7.83%         1.61%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses # ......................................            0.60%         0.59%         0.63%         0.64%         0.63%
Net investment income .....................................            5.58%         5.96%         7.04%         6.57%         7.28%
SUPPLEMENTAL DATA:
Average net assets (in thousands) .........................      $1,356,648    $1,327,288    $1,261,766    $1,248,679    $1,181,411
Portfolio turnover ........................................             133%          307%          110%          216%          107%
Net assets, end of year (in thousands) ....................      $1,333,132    $1,351,160    $1,292,884    $1,232,802    $1,238,389
Reverse repurchase agreements outstanding,
end of year (in thousands) ................................      $  482,594    $   88,476    $  595,783    $  352,757    $  489,335
Asset coverage++ ..........................................      $    3,762    $   16,271    $    3,170    $    4,495    $    3,531


----------
   * Net asset value and market value are published in BARRON'S each Saturday, THE NEW YORK TIMES and THE WALL STREET JOURNAL each Monday.
   # Respectively, for the years indicated above, the ratios of operating expenses, including interest expense, to average net assets were 2.06%, 2.80%, 3.47%, 3.17% and 3.89%. The ratios of operating expenses, including interest expense and excise taxes, to average net assets were 2.26%, 2.95%, 3.53%, 3.17% and 3.89%.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the years reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
  ++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock 2001 Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      On October 17, 1997, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BLK Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

      The following is a summary of significant accounting policies followed by the Trust:

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued atits fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervisionand responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

REPURCHASE AGREEMENT: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.
      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

      The Trust is exposed to credit  loss in the event of non-  performance  by
the  other  party  to  the  swap.   However,   the  Trust  does  not  anticipate
non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

      The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the swap option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

      Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures con-tracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

      Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

      Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequentlyadjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses. INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

      Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method. Expenses are recorded on the accrued basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRockAdvisors Inc., an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

      The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended June 30, 1999 aggregated $2,585,651,195 and $2,231,141,092, respectively.

      The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1999, the Trust held 0.69% of its portfolio assets in illiquid securities all of which were restricted as to resale.

      The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services,Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Securities, Inc.

      The federal income tax basis of the Trust's investments at June 30, 1999 was substantially the same as the basis for financial reporting and accordingly, net unrealized depreciation for federal income tax purposes was $25,600,538 (gross unrealized appreciation--$39,623,438; gross unrealized depreciation-- $65,223,976).

      Details of open financial futures contracts at June 30, 1999 are as follows:

                                     VALUE AT      VALUE AT
NUMBER OF                           EXPIRATION       TRADE              JUNE 30,           UNREALIZED
CONTRACTS            TYPE              DATE           DATE                1999             DEPRECIATION
---------            ----           ----------       -----              --------           ----------
Short position:
    (1,750)       30-Yr.T-Bond     Sept. 1999     $(201,087,976)      $(202,835,936)       $(1,747,960)
                                                                                           ===========

      Details of open interest rate caps at June 30, 1999 are as follows:

 NOTIONAL                                                                       VALUE AT
  AMOUNT            FIXED/         FLOATING      TERMINATION    AMORTIZED        JUNE 30,       UNREALIZED
  (000)          FLOATING RATE       RATE            DATE         COST            1999         DEPRECIATION
  ------         -------------     --------      -----------    ---------       ---------      ------------
Purchased:
  $120,000            6.00%      3 month LIBOR     2/19/02       $2,042,455     $1,313,851       $(728,604)
    Sold:
  (300,000)         3 Yr. CMT    3 month LIBOR     6/08/01       (1,218,602)    (1,353,288)       (134,686)
  (200,000)         3 Yr. CMT    3 month LIBOR     8/12/01         (696,355)      (763,210)        (66,855)
                                                                                ----------       ---------
                                                                                $ (802,647)      $(930,145)
                                                                                ==========       =========

   Details of open interest rate swaps at June 30, 1999 are as follows:

 NOTIONAL                         FIXED/
  AMOUNT                         FLOATING         FLOATING     TERMINATION       UNREALIZED
  (000)           TYPE             RATE             RATE          DATE          APPRECIATION
 -------          -----          --------         -------      -----------      ------------
Purchased:
 $85,000       Floating Rate   3 Mo. T-Bill     3 month LIBOR     9/10/03          $ 3,553
                                +80.25bps
  80,000       Floating Rate   3 Mo. T-Bill     3 month LIBOR     9/10/03            2,880
                                +81.75bps
  50,000           Basis       3 Mo. T-Bill     3 month LIBOR     9/18/03           81,020
                                                                                   -------
                                                                                   $87,453
                                                                                   =======

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

      The average daily balance of reverse repurchase agreements outstanding during the year ended June 30, 1999, was approximately $414,071,460 at a weighted average interest rate of approximately 4.54%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year, was $583,263,179 as of February 28, 1999 which was 26.41% of total assets.

DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities.The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

      The average monthly balance of dollar rolls outstanding during the year ended June 30, 1999, was approximately $16,787,399 . For the year ended June 30, 1999 the maximum amount of dollar rolls outstanding at any month end was $72,475,313 as of the close of February 28, 1999, which was 3.28% of total assets.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 142,010,583 common shares outstanding at June 30, 1999, the Adviser owned 10,583 shares.

NOTE 6. DIVIDENDS

Since June 30, 1999, the Board of Directors of the Trust declared dividends from
undistributed   earnings  of  $0.0333  per  share   payable  July  30,  1999  to
shareholders of record on July 15, 1999.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


The  Shareholders  and Board of Directors of
The BlackRock 2001 TermTrust Trust Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of The BlackRock 2001 Term Trust Inc. as of June 30, 1999 and the related consolidated statements of operations and of cash flows for the year then ended, the statements of changes in net assets for the two years then ended, and financial highlights for each of the five years then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights for the respective stated periods present fairly, in all material respects, the financial position of The BlackRock 2001 Term Trust Inc. at June 30, 1999, and the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the years presented in conformity with generally accepted accounting principles.


/s/Deloitte & Touche LLP
------------------------
Deloitte & Touche LLP

New York, New York
August 6, 1999

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal status of dividends and distributions paid by the Trust during the fiscal year ended June 30, 1999.

      During the fiscal year ended June 30, 1999, the Trust paid dividends of $0.40 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1999 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 1999 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2000.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or BlackRock Financial Management, Inc. at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

      The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

      The  Trust is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

    The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:

    (1) To elect three Directors as follows:


        DIRECTOR                                      CLASS            TERM
        --------                                     ------            -----
        Andrew F. Brimmer ........................     IIII           3 years
        Kent Dixon ...............................     IIII           3 years
        Laurence D. Fink .........................     IIII           3 years

        Directors whose term of office continues beyond this meeting are Richard
        E. Cavanagh, James Grosfeld, Frank J. Fabozzi, James Clayburn La Force, Jr., Walter F. Mondale and Ralph L. Schlosstein.

    (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending June 30, 2000.

        Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                      VOTES FOR    VOTES AGAINST    ABSTENTIONS
                                      --------    ------------      -----------
        Andrew F. Brimmer            90,308,756        --            13,558,357
        Kent Dixon                   90,472,977        --            13,394,136
        Laurence D. Fink             90,410,302        --            13,456,811
        Ratification of
          Deloitte & Touche LLP     102,843,064        417,307         606,742

--------------------------------------------------------------------------------
                     THE BLACKROCK 2001 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock 2001 TermTrust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end funds. BlackRock manages over 470 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB") or determined by the Adviser to be of equivalent credit quality. Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2001. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interest of shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BTM) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS):
Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:
Securities backed by various types of receivables such as automobile and credit card receivables.

CLOSED-END FUND:
Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS):
Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE BACKED SECURITIES (CMBS):
Mortgage-backed securities secured or backed by mortgage loans on commercial properties.

DISCOUNT:
When a fund's net asset value is greater than its stock price, the fund is said to be trading at a discount.

DIVIDEND:
Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:
Shareholders may elect to have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

FHA:
Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:
Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA:
Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:
Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:
Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES:
Mortgage securities including CMBS that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIP.

INVERSE-FLOATING RATE  MORTGAGES:
Mortgage instruments with coupons that adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:
Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:
A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:
Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:
Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):
Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday, THE NEW YORK TIMES and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:
Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIP.

PROJECT LOANS:
Mortgages for multi-family, low- to middle-income housing.

PREMIUM:
When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC:
A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:
Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE AGREEMENTS:
In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED SECURITIES:
Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------------------------
                                                                            STOCK         MATURITY
PERPETUAL TRUSTS                                                           SYMBOL           DATE
                                                                           ------         --------
The BlackRock Income Trust Inc.                                              BKT            N/A
The BlackRock North American Government Income Trust Inc.                    BNA            N/A
The BlackRock High Yield Trust                                               BHY            N/A

TERM TRUSTS
The BlackRock 1999 Term Trust Inc.                                           BNN           12/99
The BlackRock Target Term Trust Inc.                                         BTT           12/00
The BlackRock 2001 Term Trust Inc.                                           BTM           06/01
The BlackRock Strategic Term Trust Inc.                                      BGT           12/02
The BlackRock Investment Quality Term Trust Inc.                             BQT           12/04
The BlackRock Advantage Term Trust Inc.                                      BAT           12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                    BCT           12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------------------------
                                                                            STOCK         MATURITY
PERPETUAL TRUSTS                                                           SYMBOL           DATE
                                                                           ------         --------
The BlackRock Investment Quality Municipal Trust Inc.                        BKN            N/A
The BlackRock California Investment Quality Municipal Trust Inc.             RAA            N/A
The BlackRock Florida Investment Quality Municipal Trust                     RFA            N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.             RNJ            N/A
The BlackRock New York Investment Quality Municipal Trust Inc.               RNY            N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                               BMN           12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                         BRM           12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.              BFC           12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                      BRF           12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                BLN           12/08
The BlackRock Insured Municipal Term Trust Inc.                              BMT           12/10



         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
          (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end funds. BlackRock manages over 470 accounts, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.



                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BlackRock


DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

      This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.


                       THE BLACKROCK 2001 TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                                   37th Floor
                           1285 Avenue of the Americas
                               New York, NY 10019
                                 (800) 227-7BFM



                                                                     092477-10-8

Printed on recycled paper


THE  BlackRock
2001 TERM TRUST INC.
--------------------------
CONSOLIDATED ANNUAL REPORT
JUNE 30, 1999